UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

DECEMBER 15, 2015

Jubilant Flame International, LTD
(Exact name of registrant as specified in its charter)

Nevada	333-173456	27-2775885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

2293 Hong Qiao Rd, Shanghai China, 200336

(Address of principal executive offices)

+86 21 64748888

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On or about December 15, 2015, Cutler & Co., LLC ("Cutler"), the principal accountant for Jubilant Flame International, Ltd ("us" also the "Registrant"), informed us that it is merging its SEC auditing practice with Pritchett, Siler & Hardy PC ("PSH"). As a result of the transaction, on December 15, 2015, Cutler resigned as the Company's independent registered public accounting firm and the Company engaged PSH as the Company's independent registered public accounting firm.

The decision to change accountants was approved by the Registrant's board of directors.

None of the reports of Cutler, on the Registrant's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the years ended February 28, 2015 and 2014 contained an uncertainty about the Company's ability to continue as a going concern.

There were no "disagreements" (as such term is defined in Item 304 of regulation S-K) between the Registrant and Cutler, for the two most recent fiscal years and any subsequent interim periods through December 15, 2015 (date of resignation) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cutler, would have caused them to make reference to the subject matter of the disagreements in their reports on the financial statements for such periods.

(b) On or about December 15, 2015, the Registrant engaged PSH as its principal accountant to audit the Registrant's financial statements as successor to Cutler. During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted with the entity of PSH regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did the entity of PSH  provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted the entity of PSH on any matter that was the subject of a disagreement or a reportable event.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
16.1	Letter from Cutler dated December 15, 2015 regarding change in certifying accountant

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Jubilant Flame International, LTD

Date: December 16, 2015	By:	/s/ Yan Li
Yan Li
President and Director